UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2011 (September 13, 2011)

IASIS HEALTHCARE LLC
(Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
IASIS Healthcare LLC’s wholly-owned subsidiary, Health Choice of Arizona, Inc. (“Health Choice”), has renewed its contract to serve as a Medicaid managed health plan for the State of Arizona. On September 13, 2011, Health Choice and the State of Arizona’s Medicaid agency, the Arizona Health Care Cost Containment System (“AHCCCS”), entered into Amendment No. 16 to their contract No.YH09-0001-04 (the “Amendment”) (the “AHCCCS Contract”). The Amendment, which has an effective date of October 1, 2011, extends the term of the AHCCCS Contract for one year until September 30, 2012, among other things. AHCCCS has an option to extend the AHCCCS Contract for an additional one-year term.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC
By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer

Date: September 15, 2011